UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2024

EQUITY BANCSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Kansas	001-37624	72-1532188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 East Kellogg Drive Suite 300
Wichita, Kansas		67207
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 316 612-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A, Common Stock, par value $0.01 per share	EQBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Reorganization

On April 18, 2024, Equity Bancshares, Inc. (the “Company”), a Kansas corporation and the parent company of Equity Bank (“Equity Bank”), a Kansas state bank, entered into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, KL Merger Sub, Inc. (“Merger Sub”), a Kansas corporation and a wholly owned subsidiary of the Company, Kansasland Bancshares, Inc. (“Kansasland”), a Kansas corporation and the parent company of KansasLand Bank (“KansasLand Bank”), a Kansas state bank.

Subject to the terms and conditions set forth in the Agreement, Merger Sub will merge with and into Kansasland (the “Merger”), with Kansasland surviving as a wholly owned subsidiary of the Company. Immediately following the Merger, the Company will cause Kansasland to merge with and into the Company, with the Company surviving (the “Second Step Merger”). Following the Second Step Merger, or at such later time as the Company may determine, KansasLand Bank will merge with and into Equity Bank, with Equity Bank surviving.

Subject to the terms and conditions set forth in the Agreement, at the effective time of the Merger, the shares of Kansasland will be converted into the right to receive the merger consideration payable pursuant to the Agreement. The aggregate merger consideration payable by the Company is $100,000 in cash. The merger consideration is subject to downward adjustment if Kansasland does not deliver at least $250,000of tangible common equity, as adjusted and calculated in accordance with the terms of the Agreement (“Adjusted Equity”).

The Agreement contains customary representations and warranties from the Company, Kansasland, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Agreement and the closing of the Merger.

Completion of the Merger is subject to certain customary conditions, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of each party, (ii) performance in all material respects by each party of its obligations under the Agreement, (iii) the delivery of required closing documents, (iv) receipt of required regulatory and other third-party consents or approvals, and (v) the absence of any statute, rule, regulation, order, injunction or other action prohibiting the consummation of the Merger. The Company’s obligation to complete the Merger is also subject to, among other things, Kansasland’s Adjusted Equity being at least $250,000.

Kansasland’s Board of Directors has approved the Agreement and the transactions contemplated thereby.

The Agreement provides certain termination rights for both the Company and Kansasland. The Agreement provides that either the Company or Kansasland may terminate the Agreement if, subject to the terms of the Agreement, (i) mutual written consent is given by both parties, (ii) the conditions to the party’s obligations to close the Merger have not been satisfied or waived by June 30, 2024, (iii) the transactions contemplated by the Agreement are disapproved by any regulatory agency whose approval is required, (iv) there has been any material adverse change with respect to the other party, or (iv) the other party has breached its respective covenants or agreements or any of the representations or warranties set forth in the Agreement. The Agreement also provides that the Company may terminate the Agreement if Kansasland enters into any formal or informal administrative action with a governmental entity or any such action is threatened.

In connection with entering into the Agreement, (i) the Company also entered into support agreements with certain directors of Kansasland pursuant to which the directors agreed to support the transaction and to certain restrictive covenants.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the Company or Kansasland, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Kansasland, their respective affiliates or their respective businesses, the Agreement and the Merger contained in the Form 10-K, Forms 10-Q, Forms 8-K and other filings that the Company makes with the Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure.

On April 22, 2024, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein. On April 22, 2024, the Company also provided supplemental information regarding the proposed transactions for the benefit of analysts and investors. A copy of the investor transaction summary is furnished as Exhibit 99.2 and is incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 18, 2024, by and among Equity Bancshares, Inc., KL Merger Sub, Inc., and Kansasland Bancshares, Inc.*
99.1	Press Release dated April 22, 2024.
99.2	Investor Presentation dated April 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of the Company’s management with respect to, among other things, the expected benefits of the proposed transaction, future events and the Company’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “assume,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; the possibility that the expected benefits related to the proposed transaction may not materialize as expected; the proposed transaction not being timely completed, if completed at all; prior to the completion of the proposed transaction, the business of Kansasland experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; the ability to obtain regulatory approval of the transactions contemplated by either the Agreement; and the ability to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within the expected time-frames or at all. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024 and any updates to those risk factors set forth in the Company’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, the Company cannot assess the impact of each factor on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company’s behalf may issue.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity Bancshares, Inc.

Date:	April 22, 2024	By:	/s/ Chris M. Navratil
Chris M. Navratil Executive Vice President and Chief Financial Officer